                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to [ ]240.14a-11(c) or [ ]240.14a-12

                             Columbia Capital Corp.
                (Name of Registrant as Specified In Its Charter)

                                Kenneth A. Klotz
                             CHIEF EXECUTIVE OFFICER
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------

         5) Total fee paid:
         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         ------------------------------------------------

         2) Form, Schedule or Registration Statement No.:
         ------------------------------------------------

         3) Filing Party:
         ------------------------------------------------

         4) Date Filed:
         ------------------------------------------------

                             COLUMBIA CAPITAL CORP.
                             A DELAWARE CORPORATION

                                EXECUTIVE OFFICES
                              1157 NORTH 5TH STREET
                              ABILENE, TEXAS 79601
                                 (915) 674-3110

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON __________, 2000

TO THE STOCKHOLDERS OF COLUMBIA CAPITAL CORP.:

         The Annual Meeting of Stockholders (the "Meeting") of Columbia Capital Corp., a Delaware corporation (the "Company"), will be held at the offices of CNG Financial Corporation [4824 Socialville-Fosters Road], Mason, Ohio 45040, on _____________, 2000, at 9:00 a.m., local time, to consider and vote on the following proposals:

                               PURPOSE OF MEETING

         (1) To elect to the Board of Directors nine (9) directors, to serve until the expiration of their respective terms or until their successors are elected and qualify, subject to their prior death, resignation or removal.

         (2) To adopt and approve an amendment to the Restated Certificate of Incorporation to (a) increase the authorized shares of Common stock from 50,000,000 to 100,000,000 and (b) change the name of the Company to Finity Holdings, Inc..

         (3) To adopt the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan") and to reserve up to 4,000,000 shares of the Company's Common Stock for issuance under the 2000 Stock Option Plan.

         (4) To ratify the appointment of Davis Kinard & Co. P.C., Certified Public Accountants, as independent public accountants for the Company for the year ending December 31, 2000.

         (5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

         ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON ________ , 2000 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.

         PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO INTERWEST TRANSFER CO., INC., P.O. BOX 17136, SALT LAKE CITY, UTAH 84117, ATTN: PROXY SERVICES, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

         The list of all stockholders of record on ____________, 2000, will be available at the Meeting and at the offices of CNG Financial Corporation [4824 Socialville-Fosters Road], Mason, Ohio 45040 for the ten (10) days preceding the Meeting.

                                             By Order of the Board of Directors
Abilene, Texas                               COLUMBIA CAPITAL CORP.
DATED: April 7, 2000

                                             By:/s/ Kenneth A. Klotz
                                                --------------------
                                                Kenneth A. Klotz
                                                Chief Executive Officer

                             COLUMBIA CAPITAL CORP.
                             A DELAWARE CORPORATION

                                EXECUTIVE OFFICES
                              1157 NORTH 5TH STREET
                              ABILENE, TEXAS 79601
                                 (915) 674-3110

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Columbia Capital Corp., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of CNG Financial Corporation, located at [4824 Socialville-Fosters Road] Mason, Ohio 45040, on __________, 2000 at 9:00 a.m., local time.

         The Meeting will be held to consider and vote on the following proposals:

                               PURPOSE OF MEETING

         (1) To elect to the Board of Directors nine (9) directors, to serve until the expiration of their respective terms or until their successors are elected and qualify, subject to their prior death, resignation or removal.

         (2) To adopt and approve an amendment to the Restated Certificate of Incorporation to (a) increase the authorized shares of Common stock from 50,000,000 to 100,000,000, and (b) change the name of the Company to Finity Holdings, Inc..

         (3) To adopt the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan") and to reserve up to 4,000,000 shares of the Company's Common Stock for issuance under the 2000 Stock Option Plan.

         (4) To ratify the appointment of Davis Kinard & Co. P.C., Certified Public Accountants, as independent public accountants for the Company for the year ending December 31, 2000.

         (5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE

         Only stockholders of record at the close of business on __________, 2000 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. On ___________, 2000, the record date (the "Record Date") fixed by the Board of Directors, the Company had issued and outstanding 38,511,512 shares of Common Stock of record.

REVOCABILITY OF PROXIES

         A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

         Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefor. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

         Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Restated Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws (the "Bylaws") do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         Shares representing 50% of the voting power of the 38,511,512 shares of Common Stock outstanding on the Record Date must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

         The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

         The Company will count abstentions for purposes of determining both:
(i) the presence or absence of a quorum for the transaction of business, and
(ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

         Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

         The proxy materials are first being mailed to stockholders on or about ___________, 2000.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

         On March 21, 2000, the Board of Directors of the Company fixed the number of directors at nine (9) directors. The nine (9) nominees listed below will be elected at the Annual Meeting. In accordance with the provisions of Article Twelfth of the Certificate of Incorporation of the Company, the Board of Directors shall be divided into three (3) classes: Class I, Class II and Class III at the Annual Meeting. The Class I Directors, consisting of Messrs. _________, __________ and _________, shall serve for a term ending at the Annual Meeting of Stockholders held in 2001 or until their successors are elected and qualify, subject to their prior death, resignation or removal. The Class II Directors, consisting of Messrs. _________, __________ and _________, shall serve for a term ending at the Annual Meeting of Stockholders held in 2002 or until their successors are elected and qualify, subject to their prior death, resignation or removal. The Class III Directors consisting of Messrs. _________, __________ and _________, shall serve for a term ending at the Annual Meeting of Stockholders held in 2003 or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. Other than Allen Davis, who is the father of both Jared Davis and A David Davis, all of whom are directors of the Company, there is no familial relationship among any of the officers or directors of the Company. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the Nine (9) nominees listed herein below, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected. Abstentions and broker non-votes will not affect the election of directors, because such shares are not considered present for voting purposes and the affirmative vote of a plurality of the combined Votes Cast at the Meeting is required to elect the directors listed below.

         In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information concerning the persons who have been nominated by the Board of Directors to be directors of the Company in connection with Proposal 1 of this Proxy Statement and the current executive officers of the Company:

            NAME                              POSITION                  AGE
            ----                              --------                  ---
      Kenneth A. Klotz                 President and Director            54
         Olan Beard                 Vice President and Director          45
      Robert M. Feldman                       Director                   67
       Donald L. Thone                        Director                   52
         Jared Davis                          Director                   31
       A. David Davis                         Director                   34
       Allen L. Davis                         Director                   57
         Roland Koch                          Director                   52
      Harvey A. Wagner                        Director                   59
    Charles La Montagne            Chief Financial Officer and           47
                                     Executive Vice President

         KENNETH A. KLOTZ joined Finity Corporation ("Finity"), formerly known as First Independent Computers, Inc. ("FICI")), a wholly-owned subsidiary of the Company, in 1994 as President and Chief Executive Officer. Mr. Klotz became a member of the Company's Board of Directors on September 23, 1997 and has served as the Company's President and Chief Executive Officer since that date. Mr. Klotz has worked extensively in the computer data processing industry for over thirty years, generally focusing on the management of information systems using mainframe computer equipment. Mr. Klotz has served in key executive roles for the last fourteen years.

         OLAN BEARD joined FICI in 1994 as Senior Vice President of Credit Card Services and Chief Operations Officer. Mr. Beard became a member of the Company's Board of Directors on September 23, 1997, and has served as the Company's Senior Vice President and Chief Operations Officer since that date. Prior to joining FICI, Mr. Beard worked in a variety of Texas banks for over twenty years, gradually ascending the line of command, and serving in key executive positions for the past sixteen years. Mr. Beard has extensive experience in operations generally and in credit card operations particularly.

         ROBERT FELDMAN joined the Board of Directors of the Company on June 4, 1998. Mr. Feldman has been the President, Chief Executive Officer and Chairman of the Board of Directors of Health & Leisure, Inc., a public company, from 1993 to the present. Mr. Feldman acts as a consultant in the health care industry. Mr. Feldman holds a Bachelors of Science Degree from Ohio State University in Pharmacy.

         DONALD L. THONE joined the Board of Directors on June 4, 1998. Mr. Thone was the President and Chief Executive Officer of Synagro Technologies, Inc. ("Synagro") from January, 1994 until February, 1998, and Chairman of Synagro from February, 1998 through August, 1998. Mr. Thone is currently a consultant to Synagro. Mr. Thone has managed numerous companies in the environmental industry. Mr. Thone holds a Bachelors of Science Degree from Arkansas Tech. University and a MED degree from Northeastern State.

         JARED A. DAVIS joined the Company as a director on November 16, 1999. Mr. Davis is President of CNG Financial Corporation ("CNG"). Mr. Davis founded CNG in 1994 and continues to direct all market research, product development, new market expansion, and site development for that company. Mr. Davis started his career at Provident Bank. While at Provident Bank, Mr. Davis worked in the Collections and Repossessions Division. He left Provident Bank as a teller in 1993 to manage a privately owned savings and loan portfolio, during which time he began exploring the concept of opening up a deferred deposit business. Mr. Davis received his B.S. in Economics from the University of Cincinnati in 1992.

         A. DAVID DAVIS joined the Company as a director on November 16, 1999. Mr. Davis is the Executive Vice President of CNG and oversees store operations, human resources, the legal operations of CNG and the Arrow Media Group, a wholly-owned subsidiary of CNG. Mr. Davis was Vice President of Provident Bank for three years, where he was instrumental in developing the bank's proprietary family of mutual funds and earned his Series 7 General Securities License, as well as his Series 24 Principal's License, from the NASD. During that time, Mr. Davis also served as Vice President and Sales Manager of Provident Securities and Investment Company, a full service broker dealer. Mr. Davis currently serves as President and Board Member of the Kentucky Deferred Deposit Association and as a Board Member of the Wisconsin Deferred Deposit Association, the Indiana Deferred Deposit Association, and the Ohio Check Cashiers Association. He received his B.B.A. in Finance from the University of Cincinnati in 1987.

         ALLEN L. DAVIS joined the Company as a director on November 16, 1999. Mr. Davis has been actively involved in CNG, since his retirement on May 1, 1998, as President and CEO of Provident Financial Group, Inc., a financial services institution headquartered in Cincinnati, Ohio. He held that position for fourteen years.

         ROLAND KOCH joined the Company as a director on November 16, 1999. Mr. Koch is CNG's Senior Vice President responsible for the Information Systems Department of CNG. Mr. Koch is additionally responsible for CNG's alternative distribution strategy in host retailers, electronic card products, rewards programs and information based marketing strategies. Prior to joining CNG, he spent eleven years at Provident Financial Group as Senior Vice President, Chief Information Officer and Chief Operations Officer responsible for implementing several operational systems and automation systems for Year 2000 Readiness, disaster recovery and back up; and business consolidation. He also worked for ADP for thirteen years as Vice President in customer service, sales, product development, and marketing management. Mr. Koch graduated from the Ohio State University in 1969 with a Bachelor of Arts degree in the Humanities.

         HARVEY A. WAGNER was appointed to the Board of Directors on March 21, 2000 to fill the vacancy created by the action of the Board of Directors pursuant to the Bylaws to increase the size of the Board of Directors from eight
(8) to nine (9). Mr. Wagner is the Executive Vice President and Chief Financial Officer of PaySys International, Inc. ("PaySys"). Prior to joining PaySys, Mr. Wagner served as the Executive Vice President of Finance and Administration and Chief financial Officer of Premiere Technologies, Inc. During his 35 years of financial experience in high technology companies he has also held the position of Chief Financial Officer with Scientific Atlanta, Inc., Computervision Corporation, and American Microsystems, Inc. and various senior financial positions with GTE Corporation and Schlumberger, Ltd. Mr. Wagner is a member of the Financial Executives Institute, the Institute of Management Accountants and the National Association of Corporate Directors. He holds a BBA degree in accounting from the University of Miami, where he sits on the President's Council and is a member of the Executive Advisory Board of the Wharton School of Business at the University of Pennsylvania.

         CHARLES LA MONTAGNE joined FICI in 1994 as a Senior Vice President of Banking Services and Chief Financial Officer. Mr. La Montagne was appointed Chief Financial Officer and Executive Vice President of the Company on March 10, 1998.. Mr. La Montagne became a member of the Board of Directors on September 23, 1997 and resigned on November 17. 1999, in connection with the purchase of the Company's Common Stock by CNG. On November 3, 1998, Mr. La Montagne became the Company's Secretary. Prior to joining FICI, Mr. La Montagne worked in a variety of Texas banks and refining companies for over 19 years serving in key executive positions for the last 16 years. Mr. La Montagne has extensive experience in a wide array of issues pertaining to financial control and budgeting.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning compensation of certain of the Company's executive officers (the "Named Executives"), including the Company's Chief Executive Officer and all executive officers whose total annual salary and bonus exceeded $100,000, for the years ended December, 1999, 1998 and 1997:

                                           Summary Compensation Table
                                                                              Long Term Compensation
                                                                        -----------------------------------
                                          Annual Compensation                    Awards            Payouts
                                     -----------------------------     ------------------------   ---------
                                                                                    Securities
                                                                                    Underlying
                                                             Other     Restricted     Options
        Name and                                            annual       Stock         /SAR         LTIP        All other
        Principal                   Salary       Bonus    Compensation  Awards(s)                  Payouts    Compensation
        Position           Year       ($)         ($)         ($)          ($)          (#)          ($)           ($)
      ------------         ----     -------     -------    ---------   -----------  -----------   ---------   ------------
Kenneth A. Klotz (1)       1999      $108,000     -0-         -0-          -0-        150,000         -              -
                           1998       $89,941     -0-       $2,400         -0-         50,000         -              -
                           1997       $86,000     -0-       $2,400         -0-            -           -              -


------------------------

(1) Mr. Klotz was appointed as the Company's Chief Executive Officer on September 23, 1997.

OPTION/SAR GRANTS TABLE DURING LAST FISCAL YEAR

         The following table sets forth certain information concerning grants of stock options to certain of the Named Executives, for the fiscal year ended December 31, 1999:

                                                                                Potential Realizable
                                                                                Value at Assumed
                                                                                Annual Rate of
                                                                                Stock Price Appreciation
                           Individuals Grants                                   For Option Term (1)
-----------------------------------------------------------------------------------------------------------------
           (a)                 (b)            (c)              (d)              (e)             (f)          (g)
                            Number of         % of
                           Securities        Total
                           Underlying       Options/
                            Options/          SARs          Exercise
                              SARs         Granted to        Or Base
                             Granted       Employees          Price         Expiration
          Name                 (#)       In Fiscal Year   ($/Share) (1)      Date (1)          5% ($)       10%($)
          ----             -----------   --------------   -------------   --------------       ------       ------
Kenneth A. Klotz (2)       150,000            27%             $0.23           8/06/04         $43,513       $63,942


--------------------

         (1) This chart assumes a market price of $0.4075. For the Common Stock, the average of the bid and asked prices for the Company's Common Stock in the over-the-counter market, as of December 31, 1999, as the assumed market price for the Common Stock with respect to determining the "potential realizable value" of the shares of Common Stock underlying the options described in the chart, as reduced by any lesser exercise price for such options. Each of the options reflected in the chart was granted at exercise prices, which the Company believes to have been determined based on 85% of the fair market value of the Common Stock as of the date of grant. Further, the chart assumes the annual compounding of such assumed market price over the relevant periods, without giving effect to commissions or other costs or expenses relating to potential sales of such securities. The Company's Common Stock has a limited trading history. These values are not intended to forecast the possible future appreciation, if any, in price or value of the Common Stock.

         (2) Mr. Klotz was granted an option to purchase up to 150,000 shares of Common Stock at an exercise price of $0.23 per share, or approximately 85% of the fair market value of the Common Stock, as of such date.

COMPENSATION OF DIRECTORS

         The Company does not currently compensate directors for services rendered as directors.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

         Except as set forth in employment agreements of certain employees of the Company and its subsidiaries, the Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company or a change in control of the Company or a change in such executive officer's or key employee's responsibilities following a change in control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors has a Compensation Committee comprised of the following members of the Board of Directors: Allen L. Davis, Donald L. Thone and Robert Feldman, each of whom may be deemed to be outside/non-employee director, and an Audit Committee comprised of the following members of the Board of
Directors: Donald L. Thone and Robert Feldman, each of whom may be deemed to be outside/non-employee director. The Board has no standing committee on nominations or any other committees performing equivalent functions.

         The Compensation Committee reviews and approves the annual salary and bonus for each executive officer (consistent with the terms of any applicable employment agreement), reviews, approves and recommends terms and conditions for all employee benefit plans (and changes thereto) and administers the Company's stock option plans and such other employee benefit plans as may be adopted by the Company from time to time.

         The Audit Committee reports to the Board regarding the appointment of the independent public accountants of the Company, the scope and fees of the prospective annual audit and the results thereof, compliance with the Company's accounting and financial policies and management's procedures and policies relative to the adequacy of the Company's system of internal accounting controls.

         The Board of Directors met 13 times during the year ended December 31, 1999. Each director attended at least 75% of the total meetings of the Board of Directors and its committees held in 1999.


        COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Compliance with Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"). Section 16(a) of the Exchange Act requires the Company's directors, executive officers and beneficial holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership and reports of changes in ownership of such equity securities of the Company. Based solely upon a review of such forms, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that all reports required pursuant to Section 16(a) with respect to its executive officers, directors and 10% beneficial stockholders for the fiscal year ended December 31, 1999 were timely filed except as follows: CNG Financial Corporation did not timely file reports regarding two transactions but in each case the required reports have been filed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of January 1, 2000, the Company had issued and outstanding 38,511,512 shares of Common Stock. The following table reflects, as of January 1, 2000 (except for Mr. Wagner whose beneficial ownership is reflected as of March 21, 2000) the beneficial Common Stock ownership of: (a) each director of the Company, (b) each current named executive officer, (c) each person known by the Company to be a beneficial owner of five percent (5%) or more of its Common Stock and (d) all executive officers and directors of the Company as a group:

                                           AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP #      PERCENT
-------------------------------------- ----------------------------  -----------

CNG Financial Corporation                       34,000,000(1)           88.28
4824 Socialville-Fosters Rd.
Mason, Ohio 45040

Allen Davis                                     34,000,000(1)           88.28
4824 Socialville-Fosters Rd.
Mason, Ohio 45040

Roland Koch                                     34,041,667(1)(2)        88.28
4824 Socialville-Fosters Rd.
Mason, Ohio 45040

Glenn M. Gallant                                7,085,470(3)            18.40
3020 N.W. 33rd Avenue
Fort Lauderdale, Florida 33311

Douglas R. Baetz                                7,085,470(3)            18.40
3020 N.W. 33rd Avenue
Fort Lauderdale, Florida 33311

Kenneth A. Klotz                                204,949(4)(5)             *
1157 North 5th Street
Abilene, Texas 79601

Charles LaMontagne                              206,365(4)(5)             *
1157 North 5th Street
Abilene, Texas 79601

Olan Beard                                      202,000(4)(5)             *
1157 North 5th Street
Abilene, Texas 79601

Robert M. Feldman                               119,000(4)(5)             *
2720 Sonata Drive
Columbus, Ohio 43209

Donald L. Thone                                 100,000(4)(5)             *
202 Hickory Creek Lane
Little Rock, Arkansas 72212

                                           AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP #      PERCENT
-------------------------------------- ----------------------------  -----------

Harvey A. Wagner                                50,000(6)                 *

All directors and officers as a group           34,582,315              88.50
(13 persons)

--------------------

         # Pursuant to the rules of the Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

         * Represents less than 1% of the issued and outstanding shares of the Company.

         (1) In September and October, 1999, pursuant to the terms of the CLCK/CNG Stock Purchase Agreement, CNG purchased 24,000,000 shares of Common Stock of the Company for a purchase price of $3,000,000. Pursuant to the CLCK/CNG Stock Purchase Agreement, CNG was granted the CNG Stock Options to purchase an additional 10,000,000 shares of Common Stock for the purchase price of $2,000,000, which Stock Options must be exercised by CNG on or before September 16, 2000. All such options are vested. The CNG Stock Options are exercisable in whole, and not in part. CNG has orally agreed to exercise the CNG Stock Options at any time that the Company indicates a need for these funds for operations. However, no assurance can be given that CNG will exercise the CNG Stock Options when called upon to do so. Messrs. Jared Davis, A. David Davis and Allen Davis beneficially own the issued and outstanding common stock of CNG and are officers and directors of CNG. Roland Koch is an officer of CNG.

         (2) Includes options to acquire 125,000 shares of Common Stock at an exercise price of $0.40 per share, of which 41,667 are vested.

         (3) Includes 1,736,512 shares owned by Century, which is an affiliate of both Messrs. Baetz and Gallant, and options to acquire 33,333 shares of Common Stock at an exercise price of $0.62 per share.

         (4) Includes options to acquire 50,000 shares of Common Stock at an exercise price of $0.48 per share.

         (5) Includes options, granted August 6, 1999, to acquire 150,000 shares of Common Stock at an exercise price of $0.23 per share, of which 150,000 are vested.

         (6) Includes options to purchase up to 50,000 shares of Common Stock at an exercise price of $0.27, all of which are vested.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the last two years Messrs. Gallant and Baetz, formerly the largest stockholders of the Company, have had existing business relationships and affiliations involving entities with which the Company is or has done business. These business entities include Fi-Scrip Incorporated ("Fi-Scrip"), Century Financial Group, Inc. ("Century"), Berwyn Holdings, Inc. ("Berwyn") and Access Communications Corp. ("Access"). All transactions between the Company and any of these affiliated entities may be deemed to not be at arms' length. However, management of the Company believes that in all such cases the terms of the agreements between the Company and any of these affiliated entities are or were on terms at least equal to, if not better than, the terms available from unaffiliated third parties.

         On July 11, 1997, Messrs. Gallant and Baetz purchased Fi-Scrip, which produces the software and firmware that drives ATMs and a wide-array of debit card point-of-sale swipe machines. Fi-Scrip has entered into and agreement with the Company to provide Fi-Scrip with certain services in connection with an agreement that Fi-Scrip has with an unaffiliated third party to process ATM, Point-of-Sale and EBT transactions. EBT transactions will produce $0.06 to $0.09 per transaction, paid by the federal government, of which the Company will be paid a per-transaction fee of $0.02 and a fee of $3.50 per monthly statement generated by the Company. This is in addition to certain other access fees that the customer and merchant are charged. The transaction fee is in addition to the merchant application and statement fees. During the year ended December 31, 1998, the Company billed approximately $168,000 for services rendered to Fi-Scrip, of which $149,000 remained as accounts receivable at December 31, 1998. As of January 1, 1999, Messrs. Baetz and Gallant contributed, as additional paid in capital, all of the common stock of Fi-Scrip to the Company for no consideration.

         On September 11, 1997, the Company entered into a line of credit with Century. The line of credit provided for an aggregate maximum amount of $2,000,000 of credit, secured by all of the Company's assets, at an interest rate of ten percent (10%) per annum. On October 31, 1998, the Company renewed the line of credit, and reduced the aggregate maximum amount of available credit to $700,000. As of December 31, 1999, the $800,000 principal outstanding obligation to Century on the line of credit had been paid off completely.

         On September 16, 1999, FICI terminated an eight hundred thousand dollar ($800,000) unsecured operating line of credit through Century. FICI, through negotiations with Century, was able to offset $576,352 in accounts receivable from Century to FICI against the $827,921 balance of the line of credit, which included $27,921 in accrued interest payable, and through the Company issued $1,006,276 shares of the Company's Common Stock in consideration of the remaining $251,569 balance of the line of credit. The line of credit carried an annual percentage rate of ten percent (10%). Under the terms of the line of credit, FICI paid interest on a monthly basis with the unpaid principal due at maturity, September 15, 1999. The outstanding balance on the line of credit as of December 31, 1998 and 1997 was $700,000 and $1,300,000, respectively.

         On September 16, 1999, Fi-Scrip effectively terminated an operating line of credit through Century. Fi-Scrip through negotiations with Century was able to, through the Company, issue 730,236 shares of the Company's Common Stock in consideration of the $182,559 balance of the line of credit of two hundred and fifty thousand dollars ($250,000). The note carried an annual percentage rate of ten percent (10%). Under the terms of the note, Fi-Scrip paid interest on a monthly basis with the unpaid principal due on demand.

         On December 1, 1997, FICI entered into a lease agreement with Century for office space located at 2701 West Oakland Park Boulevard. Ft. Lauderdale, Florida, 33311. The term of the lease was for one (1) year for the sum of $31,746, plus applicable sales and use taxes. The Company also agreed to pay Century, as additional rent, its share of the operating expenses associated with the premises. On December 1, 1998 the lease expired and the Company did not renew the lease.

         During the year ended December 31, 1999, the Company billed Century for services rendered in the amount of approximately $457,113. The $475,113 was netted against the notes payable to Century by the FICI and Fi-Scrip in connection with the CLCK/Century Stock Purchase Agreement dated as of September 16, 1999.

         During the year ended December 31, 1998, the Company billed Century for services rendered in the amount of $119,200. This amount remained as an account receivable at December 31, 1998, which was offset by an allowance for bad debt in the same amount at December 31, 1998.

         During the year ended December 31, 1998, the Company generated approximately $1,650 in net revenues from Berwyn.

         On May 1, 1998, the Company entered into a three-year agreement with Access. Access is a reseller of long distance telephone and other telecommunications services and products. The agreement designated Access as the carrier of choice and provided for Access to charge the Company $0.0525 per minute for all long distance calls. During the year ended December 31, 1998, the Company was billed approximately $73,000 for services rendered by Access. For the year ended December 31, 1999, the Company was billed approximately $30,000 for services rendered by Access. In a letter dated June 6, 1999, the Company terminated the agreement with Access and currently uses MCI Worldcom as its long distance and telecommunications service provider.

         In September and October, 1999 CNG purchased 24,000,000 shares of Common Stock for an aggregate purchase price of $3,000,000. Pursuant to the CLCK/CNG Stock Purchase Agreement, CNG was granted the CNG Stock Options to purchase an additional 10,000,000 shares of Common Stock for the purchase price of $2,000,000, which must be exercised by CNG on or before September 16, 2000. All such options are vested. The Stock Options are exercisable in whole, and not in part. CNG has orally agreed to exercise the CNG Stock Options at any time that the Company indicates a need for these funds for operations. However, no assurance can be given that CNG will exercise the CNG Stock Options when called upon to do so.

         In connection with the CNG transaction, the Company issued to Century 1,736,512 shares of Common Stock in consideration of the cancellation of the obligation of $434,128 due and payable by the Company to Century.

         As of the date of this Proxy Statement, the Company has entered into an agreement with CNG to perform data processing and other services in connection with CNG's various business activities. The agreement is for a initial term of three (3) years. CNG operates various programs through its various business activities including credit card and debit card programs, a payday loan program through its Check `n Go stores. Lastly, the Company has begun to provide services to the portions of CNG's business operations, which relate to collections and the Company is to provide software development services for the automation of the various CNG operations. The Company began generating revenues from its relationship with CNG in February, 2000. The Company estimates that the value of services to be provided to CNG in 2000 by the Company should be approximately $900,000. However, no assurance to that effect can be given.

         On February 16, 2000 the Company issued an unsecured promissory note (the "Demand Promissory Note) to CNG. The Promissory Note, in the principal sum of $500,000, carries an interest rate of 11.75% and is due and payable on demand in one installment, together with all accrued and unpaid interest thereon; provided, however, that accrued interest shall be payable on March 1, 2000 and on the first day of each month thereafter until the debt is paid in full. On April __, 2000, the Company and CNG executed a term sheet which provides that CNG shall provide the Company a revolving line of credit up to a maximum principal amount of $2,000,000 to be evidenced by a convertible promissory note (the "Convertible Promissory Note"). The Convertible Promissory Note will mature three years from its date of issuance and will bear interest at the rate of 11.5% per annum payable quarterly. The Company will be permitted to draw on the line of credit in $500,000 increments at 30-day intervals. The initial draw under the revolving line of credit will be used to retire the Demand Promissory Note. The Convertible Promissory Note will be convertible into 10,000,000 shares based upon the conversion rate of $.20 principal amount of the Convertible Promissory Note per share subject to anti-dilution adjustments. The Company will also issue two warrants (Warrant A and Warrant B) to CNG, which will be exercisable if certain revenue targets are met. Warrant A expires April 30, 2001 and may become exercisable to purchase a maximum of 2,000,000 shares of Common Stock at $.01 per share if the total revenues of Finity are $620,000 or more for any month prior to the expiration date of Warrant A. Warrant B expires April 30, 2002 and may become exercisable to purchase a maximum of 5,000,000 shares of Common Stock at $.01 per share if the total revenues of Finity are $1,120,000 or more for any month prior to the expiration date of Warrant B.

         The Company uses credit card processing software (Vision Plus) licensed from PaySys. Mr. Wagner, who is a member of the Board of Directors of the Company, is the Executive Vice President and Chief Financial Officer of PaySys. The Compay paid PaySys license fees in the amount of $911,300 and $340,550 for the years ended December 31, 1999 and 1998, respectively.


                                   PROPOSAL 2:
               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

         Approval of Proposal 2 constitutes adoption of an amendment to the Certificate of Incorporation of the Company (see "Appendix A"). The Board of Directors has approved the proposal to adopt the amendment to the Certification of Incorporation subject to stockholder approval.

         The proposed amendment to the Certificate of Incorporation will increase the authorized shares of Common Stock from 50,000,000 to 100,000,000 shares and change the name of the Company to Finity Holdings, Inc..

         As of December 31, 1999, 38,511,512 (77%) of the Company's authorized shares of Common Stock were issued and outstanding and an additional 11,116,666 shares of Common Stock were required to reserved for issuance under various outstanding stock options, warrants and convertible securities.

         The Board of Directors believes that it is necessary and desirable to increase the number of shares of Common Stock which the Company is authorized to issue in order to enable the Company to (i) meet future capital needs, (ii) take advantage of opportunities when they arise, and (iii) have sufficient shares of Common Stock available for additional stock options, warrants and convertible securities and, if warranted, stock dividends or stock splits. The Board of Directors has no present plans, arrangements, commitments or undertakings for the issuance of additional shares of Common Stock other than the issuance of shares pursuant to the exercise of outstanding stock options and shares of Common Stock which may become issuable upon conversion by CNG of the Convertible Promissory Note or upon exercise by CNG of Warrant A or Warrant B.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Under the Company's Certificate of Incorporation and Delaware law, the adoption of the Certificate of Incorporation must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                                   PROPOSAL 3:
                APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN

GENERAL

         The 2000 Stock Option Plan (the "2000 Stock Option Plan") was adopted by the Board of Directors on November 16, 1999. The Company has reserved for issuance thereunder an aggregate of 4,000,000 shares of Common Stock. The 2000 Stock Option Plan provides for the grant to employees of the Company of incentive stock options within the meaning of Section 422 of the Code, and for the grant to employees and consultants of nonstatutory stock options.

         The success of the Company depends upon its ability to attract and retain highly qualified and competent employees. The 2000 Stock Option Plan enhances that ability and provides additional incentive to such personnel to advance the interests of the Company and its stockholders. Management of the Company believes that the reservation of 4,000,000 shares of Common Stock for issuance under the 2000 Stock Option Plan would provide a sufficient number of shares reserved for issuance to enable the Company to compete with other companies to attract and retain valuable employees.

         A description of the 2000 Stock Option Plan is set forth below. The description is intended to be a summary of the material provisions of the 2000 Stock Option Plan and does not purport to be complete. The following discussion summarizes certain aspects of the 2000 Stock Option Plan, but is qualified in its entirety by reference to the 2000 Stock Option Plan which is attached hereto as "Appendix B."

2000 STOCK OPTION PLAN

         The general purposes of the 2000 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. It is intended that these purposes will be effected through the granting of stock options, which may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options.

         The 2000 Stock Option Plan provides that options may be granted to the employees (including officers and directors who are employees) and consultants of the Company, or of any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. An employee or a consultant who has been granted an option may, if otherwise eligible, be granted additional options. As of December 31, 1999, the Company had approximately 65 employees.

         As of November 16, 1999, the Company's Board of Directors approved the Company's 2000 Stock Option Plan, subject to the ratification of the Company's stockholders. The Company has reserved for issuance up to 4,000,000 shares of Common Stock under the 2000 Stock Option Plan. No options have been granted under the 2000 Stock Option Plan as of the date of this Proxy Statement.

ADMINISTRATION OF AND ELIGIBILITY UNDER 2000 STOCK OPTION PLAN.

         The 2000 Stock Option Plan, as adopted, provides for the issuance of options to purchase shares of Common Stock to officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries as an incentive to remain in the employ of or to provide services to the Company and its subsidiaries. The 2000 Stock Option Plan authorizes the issuance of incentive stock options ("ISOs"), non-qualified stock options ("NSOs") and stock appreciation rights ("SARs") to be granted by a committee (the "Committee") to be established by the Board of Directors to administer the 2000 Stock Option Plan, which will consist of at least two outside directors of the Company.

         Subject to the terms and conditions of the 2000 Stock Option Plan, the Committee will have the sole authority to determine: (a) the persons ("optionees") to whom options to purchase shares of Common Stock and SARs will be granted, (b) the number of options and SARs to be granted to each such optionee, (c) the price to be paid for each share of Common Stock upon the exercise of each option, (d) the period within which each option and SAR will be exercised and any extensions thereof, and (e) the terms and conditions of each such stock option agreement and SAR agreement which may be entered into between the Company and any such optionee. The Committee may in its sole discretion accelerate the exercisability of any or all options or SARs.

         All officers, directors and employees of the Company and its subsidiaries and certain consultants and other persons providing significant services to the Company and its subsidiaries will be eligible to receive grants of options and SARs under the 2000 Stock Option Plan. However, only employees of the Company and its subsidiaries are eligible to be granted ISOs.

TERMS OF STOCK OPTIONS AND SARS

         STOCK OPTION AGREEMENTS. All options granted under the 2000 Stock Option Plan will be evidenced by an option agreement or SAR agreement between the Company and the optionee receiving such option or SAR. Provisions of such agreements entered into under the 2000 Stock Option Plan need not be identical and may include any term or condition which is not inconsistent with the 2000 Stock Option Plan and which the Committee deems appropriate for inclusion.

         INCENTIVE STOCK OPTIONS. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of the securities of the Company or its subsidiaries to whom such ownership is attributed on the date of grant ("Ten Percent Stockholders"), the exercise price of each ISO must be at least 100% of the fair market value of the Company's Common Stock as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value.

         Each ISO must be exercised, if at all, within ten (10) years from the date of grant, but, within five (5) years of the date of grant in the case of ISO's granted to Ten Percent Stockholders.

         An optionee of an ISO may not exercise an ISO granted under the 2000 Stock Option Plan so long as such person holds a previously granted and unexercised ISO.

         The aggregate fair market value (determined as of time of the grant of the ISO) of the Common Stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

         NON-QUALIFIED STOCK OPTIONS. The exercise price of each NSO will be determined by the Committee on the date of grant. The Company hereby undertakes not to grant any non-qualified stock options under the 2000 Stock Option Plan at an exercise price less than 85% of the fair market value of the Common Stock on the date of grant of any non-qualified stock option under the 2000 Stock Option Plan.

         The exercise period for each NSO will be determined by the Committee at the time such option is granted, but in no event will such exercise period exceed ten (10) years from the date of grant.

         STOCK APPRECIATION RIGHTS. Each SAR granted under the 2000 Stock Option Plan will entitle the holder thereof, upon the exercise of the SAR, to receive from the Company, in exchange therefor, an amount equal in value to the excess of the fair market value of the Common Stock on the date of exercise of one share of Common Stock over its fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or in the case of an SAR granted in connection with an option, the excess of the fair market of one share of Common Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of Common Stock covered by the SAR or the option, or portion thereof, that is surrendered.

         SARs will be exercisable only at the time or times established by the Committee. If an SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The Committee may withdraw any SAR granted under the 2000 Stock Option Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

         LIMIT TO OPTIONS GRANTED UNDER THE 2000 STOCK OPTION PLAN. Under
Section 162(m) of the Code, which was enacted in 1993, the deductibility for federal income tax purposes of compensation paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers who receive salary and bonus in excess of $100,000 in a particular year is limited to $1,000,000 per year per individual. For purposes of this legislation, compensation expense attributable to stock options and SARs would be subject to this limitation unless, among other things, the option plan under which the options and SARs is granted includes a limit on the number of shares with respect to which awards may be made to any one employee in a fiscal year. Such a potential compensation expense deduction could arise, for example, upon the exercise by one of these executive of a nonstatutory option, i.e., an option that is not an incentive stock option qualifying for favorable tax treatment, or upon a disqualifying disposition of stock received upon exercise of an incentive stock option.

         In order to exclude compensation resulting from options granted under the Company's 2000 Stock Option Plan from the $1,000,000 limit on deductibility, the Board of Directors has approved a provision in the 2000 Stock Option Plan which will place a 125,000 share limit on the number of options that may be granted under the 2000 Stock Option Plan to an employee in any fiscal year. This limit is subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like. The purpose of this provision, which is intended to comply with Section 162(m) of the Code and the regulations thereunder, is to preserve the Company's ability to deduct in full any compensation expense related to stock options.

         TERMINATION OF OPTION AND TRANSFERABILITY. In general, any unexpired options and SARs granted under the 2000 Stock Option Plan will terminate: (a) in the event of death or disability, pursuant to the terms of the option agreement or SAR agreement, but not less than six (6) months or more than twelve (12) months after the applicable date of such event, (b) in the event of retirement, pursuant to the terms of the option agreement or SAR agreement, but no less that thirty (30) days or more than three (3) months after such retirement date, or
(c) in the event of termination of such person other than for death, disability or retirement, until thirty (30) days after the date of such termination.

         The options and SARs granted under the 2000 Stock Option Plan generally will be non-transferable, except by will or the laws of descent and distribution. However, the Committee may (but is not required to) permit the transfer of non-qualified options to a member of an optionee's family or to a trust, provided that the sole beneficiaries of such trust are one or more members of the optionee's family.

         ADJUSTMENTS RESULTING FROM CHANGES IN CAPITALIZATION. The number of shares of Common Stock reserved under the 2000 Stock Option Plan and the number and price of shares of Common Stock covered by each outstanding option or SAR under the 2000 Stock Option Plan will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from any stock dividends, split-ups, consolidations, recapitalization, reorganizations or like event.

         AMENDMENT OR DISCONTINUANCE OF STOCK OPTION PLAN. The Board of Directors has the right to amend, suspend or terminate the 2000 Stock Option Plan at any time. Unless sooner terminated by the Board of Directors, the 2000 Stock Option Plan will terminate on November 16, 2009, the tenth (10th) anniversary date of the effectiveness of the 2000 Stock Option Plan.

         CERTAIN FEDERAL INCOME TAX CONSIDERATIONS. Options granted under the 2000 Stock Option Plan may be either "incentive stock options," as defined in
Section 422 of the Code, or nonstatutory options.

         An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of:
(i) the fair market value of the shares at the date of the option exercise, or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or Ten Percent Stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

         All other options that do not qualify as incentive options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an option who is also an employee of the Company will be subject to tax withholding by the Company. Upon the resale of such shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term capital gain or loss, depending on the holding period.

         Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

         The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 2000 Stock Option Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the 2000 Stock Option Plan requires the affirmative vote of a majority of the combined Votes Cast.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                                   PROPOSAL 4:
     RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT.

         The Board of Directors of the Company has appointed the firm of Davis Kinard & Co. P.C. as independent certified public accountants for the Company for the year ending December 31, 2000, subject to stockholder approval. The Company has been advised by Davis Kinard & Co. P.C. that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

         A representative of Davis Kinard & Co. P.C. is expected to be present at the Meeting to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions at the Meeting. In the event that the stockholders disapprove the appointment of Davis Kinard & Co. P.C. as independent public accountants for the Company, the Board of Directors will review its selection.

         VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS.

         Approval of the appointment of Davis Kinard & Co. P.C. as independent certified public accountants for the Company for the year ending December 31,2000 requires the affirmative vote of a majority of the combined Votes Cast.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DAVIS KINARD & CO. P.C. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31,2000.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be included in the proxy statement for the 2001 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than _________, 2001. In addition, if a stockholder fails to provide the Company notice of any stockholder proposal on or before _________, 2001, then the Company may vote in its discretion as to the proposal all of the shares for which it has received proxies for the 2001 Annual Meeting of Stockholders.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.



                                          By Order of the Board of Directors of
                                          COLUMBIA CAPITAL CORP.



                                          By: /s/ Kenneth A. Klotz
                                              ----------------------------------
                                              Kenneth A. Klotz
                                              Chief Executive Officer
Abilene, Texas
April 7, 2000

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DAVIS KINARD & CO. P.C. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31,2000.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be included in the proxy statement for the 2001 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than _________, 2001. In addition, if a stockholder fails to provide the Company notice of any stockholder proposal on or before _________, 2001, then the Company may vote in its discretion as to the proposal all of the shares for which it has received proxies for the 2001 Annual Meeting of Stockholders.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.



                                           By Order of the Board of Directors of
                                           COLUMBIA CAPITAL CORP.



                                           By: /S/ Kenneth A. Klotz
                                               ---------------------------------
                                               Kenneth A. Klotz
                                               Chief Executive Officer

Abilene, Texas
April 6, 2000

                                     ANNEX A
               PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION

         Article First and Paragraph 1 of Article Fourth of the Restated Certificate of Incorporation of Columbia Capital Corp. are hereby amended in their entirety to read as follows:

         FIRST: The name of the corporation is Finity Holdings, Inc.

         FOURTH: 1. The total number of shares of stock which the Corporation shall have authority to issue is One Hundred and Five Million (105,000,000) shares, consisting of One Hundred Million (100,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock"), and Five Million (5,000,000) shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock").

         IN WITNESS WHEREOF Columbia Capital Corp. has caused this Amendment to Restated Certificate of Incorporation to be executed by its President and to be attested to by its Secretary as of the ___th day of _________,2000.


                                          Columbia Capital Corp.


                                          By: /S/ Kenneth A. Klotz
                                              ----------------------------------
                                              Kenneth A. Klotz
                                              Chief Executive Officer

                                     ANNEX B
                  COLUMBIA CAPITAL CORP. 2000 STOCK OPTION PLAN

         1. PURPOSE. The purpose of the Columbia Capital Corp. 2000 Stock Option Plan (the "Plan"), is to provide an incentive to officers, directors, employees, independent contractors, and consultants of Columbia Capital Corp., a Delaware corporation (sometimes referred to herein as the "Company"), and any parent companies and subsidiaries (together with the Company herein collectively referred to as "CLCK") to remain in the employ of CLCK or provide services to CLCK and contribute to its success.

         As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the terms "Parent" and "Subsidiary" shall have the meanings set forth in Sections 424(e) and (f) of the Code.

         This Plan was adopted by the Board of Directors as of November 16, 1999, and the stockholders of the Company as of ___________,2000.

         2. ADMINISTRATION. The Plan shall be administered by a committee (the "Plan Committee") which shall be established by the Board of Directors of the Company (the "Board"). The Plan Committee shall be comprised of at least two members who shall be outside directors of the Company, as defined in Section 162(m) of the Code or any successor provision. Members of the Plan Committee shall be appointed, both initially and as vacancies occur, by the Board. The Board may serve as the Plan Committee if by the terms of the Plan all members of the Board are otherwise eligible to serve on the Plan Committee. The Board, at any time it so desires, may increase or decrease, but not below two, the number of members of the Plan Committee, may remove from membership on the Plan Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Plan Committee, whether by removal, resignation or otherwise. The provisions of the Plan and all option and stock appreciation right (SAR) agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Plan Committee shall have the sole authority to determine:

                  (a) The persons (hereinafter, "optionees") to whom options to purchase shares of Common Stock of the Company ("Stock") and SARs shall be granted;

                  (b) The number of options and SARs to be granted to each optionee;

                  (c) The price to be paid for each share of Stock upon the exercise of each option;

                  (d) The period within which each option and SAR shall be exercised and, with the consent of the optionee, any extensions of such period (provided, however, that the original period and all extensions shall not exceed the maximum period permissible under the Plan); and

                  (e) The terms and conditions of each stock option and/or SAR agreement entered into between the Company and persons to whom the Company has granted an option or SAR and of any amendments thereto (provided that the optionee consents to each such amendment).

         The Plan Committee may in its sole discretion accelerate the exercisability of any or all options or SARs. The Plan Committee shall meet at such times and places as it determines, including by means of a telephone conference call. A majority of the members shall constitute a quorum, and a decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Plan Committee. A memorandum signed by all of the members of the Plan Committee shall constitute the decision of the Plan Committee without the necessity, in such event, for holding an actual meeting.

         3. ELIGIBILITY. Officers, directors and employees of CLCK independent contractors, consultants and other persons providing significant services to CLCK shall be eligible to receive grants of options under the Plan.

         4. STOCK SUBJECT TO PLAN. There shall be reserved for issue, upon the exercise of options granted under the Plan, 1,250,000 shares of Stock or the number of shares of Stock, which, in accordance with the provisions of Section 9 hereof, shall be substituted therefor. Such shares may be treasury shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased shares subject thereto shall again be available for the purposes of the Plan. The maximum number of shares with respect to which options which may be granted to an optionee who is an employee of CLCK shall not exceed 125,000 shares in any fiscal year during the term of the Plan.

         5. TERMS OF OPTIONS AND SARS.

                  (a) Incentive Stock Options. It is intended that options granted pursuant to this Section 5(a) qualify as incentive stock options as defined in Section 422 of the Code. Incentive stock options shall be granted only to employees of CLCK. Each stock option agreement evidencing an incentive stock option shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

                           (1) OPTION PRICE. The price to be paid for each share
of Stock upon the exercise of each incentive stock option shall be determined by the Plan Committee at the time the option is granted, but shall in no event be less than 100% of the Fair Market Value (as defined below) of the shares on the date the option is granted, or not less than 110% of the Fair Market Value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) 10% or more of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorizes the grant of an option hereunder or any later date specified by the Plan Committee. For the purposes of the Plan, Fair Market Value of the shares shall be (i) the closing sales price of shares of Stock sold on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System on the date the option is granted (or if there was no sale on such date, the highest asked price for the Stock on such date), (ii) if the Stock is not listed on either of those exchanges or traded on the NASDAQ National Market System on the date the option is granted, the mean between the "bid" and "asked" price of the Stock in the National Over-The-Counter Market (or other similar market quotation system) on the date the option is granted, or (iii) if the Stock is not traded in any market, the price determined by the Plan Committee to be the fair market value, based upon such evidence as it may deem necessary or desirable.

                           (2) PERIOD OF OPTION AND EXERCISE. The period or
periods within which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall any option granted hereunder be exercised more than ten years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries.

                           (3) PAYMENT FOR STOCK. The option exercise price for
each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option price be payable, at the election of the holder of the option and with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its Fair Market Value on the date on which the option is exercised. No share of Stock shall be issued upon exercise until full payment therefor has been made, and no optionee shall have any rights as an owner of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

                           (4) LIMITATION ON AMOUNT BECOMING EXERCISABLE IN ANY
ONE CALENDAR YEAR. Subject to the overall limitations of Section 4 hereof (relating to the aggregate shares subject to the Plan), the aggregate Fair Market Value (determined as of the time the option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, the Parent, and Subsidiaries) shall not exceed $100,000.

                  (b) NONQUALIFIED STOCK OPTIONS. Nonqualified stock options may be granted not only to employees but also to directors who are not employees of CLCK and to consultants, independent contractors and other persons who provide substantial services to CLCK. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

                           (1) OPTION PRICE. The price to be paid for each share
of stock upon the exercise of an option shall be determined by the Plan Committee at the time the option is granted, but in no event shall be less than 85% of the Fair Market Value of the shares on the date the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorized the grant of an option hereunder or any later date specified by the Plan Committee. To the extent that the fair market value of Stock is relevant to the pricing of the option by the Plan Committee, fair market value of the Stock shall be determined as set forth in Section 5(a)(1) hereof.

                           (2) PERIOD OF OPTION AND EXERCISE. The periods,
installments or intervals during which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted.

                           (3) PAYMENT FOR STOCK. The option exercise price for
each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option exercise price be payable at the election of the holder of the option, with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its Fair Market Value on the date on which the option is exercised. No share of Stock shall be issued until full payment therefor has been made, and no optionee shall have any rights as an owner of shares of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

                  (c) STOCK APPRECIATION RIGHTS. SARs may be granted in writing under the Plan by the Plan Committee subject to the following terms and conditions and such other terms and conditions as the Plan Committee may prescribe.

                           (1) RIGHT OF OPTIONEE. Each SAR shall entitle the
holder thereof, upon the exercise of the SAR, to receive from the Company in exchange therefor an amount equal in value to the excess of the Fair Market Value on the date of exercise of one share of Stock over its Fair Market Value on the date of grant (or, in the case of an SAR granted in connection with an option, the excess of the Fair Market Value of one share of Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares covered by the SAR or the option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of an SAR shall be made in Stock valued at the Fair Market Value of the Stock on the date of exercise.

                           (2) EXERCISE. An SAR shall be exercisable only at the
time or times established by the Plan Committee. If an SAR is granted in connection with an option, the following rules shall apply: (i) the SAR shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (ii) upon exercise of the SAR, the option or portion thereof to which the SAR relates terminates; and (iii) upon exercise of the option, the related SAR or portion thereof terminates.

                           (3) RULES. The Plan Committee may withdraw any SAR
granted under the Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.

                           (4) FRACTIONAL SHARES. No fractional shares shall be
issued upon exercise of an SAR. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Plan Committee shall determine, the number of shares may be rounded downward to the next whole share.

                           (5) SHARES SUBJECT TO PLAN. Upon the exercise of an
SAR for shares, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares issued.

         6. NONTRANSFERABILITY. Except as otherwise provided in this Section 6, the incentive stock options and SARs granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution of the state or country of the optionee's domicile at the time of death or for options other than incentive stock options, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act and shall be exercisable during the optionee's lifetime only by him (or, in the case of a transfer pursuant to a qualified domestic relations order, by the transferee under such qualified domestic relations order) and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession. With respect to nonqualified stock options granted under this Plan, the Plan Committee may (but is not required to) permit the transfer of such options to a member of the optionee's family or to a trust, provided that the sole beneficiaries of such trust are one or more members of the optionee's family.

         7. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP. Unless otherwise specified in the applicable option and/or SAR agreement or SAR, upon termination of the optionee's employment or other relationship with CLCK, his rights to exercise options and SARs then held by him shall be only as follows (in no case do the time periods referred to below extend the term specified in any option):

                  (a) DEATH OR DISABILITY. Upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of an optionee, any option or SAR which he holds may be exercised (to the extent exercisable at his death or disability), unless it otherwise expires, within such period after the date of his death (not less than six months nor more than twelve months) as the Plan Committee shall prescribe in his option agreement or SAR, by the optionee or, in the event of death, by the optionee's representative or by the person entitled thereto under his will or the laws of intestate succession.

                  (b) RETIREMENT. Upon the retirement (either pursuant to an CLCK retirement plan, if any, or pursuant to the approval of the Board) of an officer, director or employee, an outstanding option or SAR may be exercised (to the extent exercisable at the date of such retirement) by him within such period after the date of his retirement (provided that such period is no less than 30 days and no more than three months) as the Plan Committee shall prescribe in his option agreement or SAR.

                  (c) OTHER TERMINATION. In the event an officer, director or employee ceases to serve as an officer or director or leaves the employ of CLCK for any reasons other than as set forth in (a) and (b), above, or a nonemployee ceases to provide services to CLCK, any option or SAR which he holds shall remain exercisable (to the extent exercisable as of the date of such termination) until 30 days after the date of such termination.

         8. TRANSFER TO RELATED CORPORATION. In the event an employee leaves the employ of the Company to become an employee of a Parent or a Subsidiary or any employee leaves the employ of a Parent or a Subsidiary to become an employee of the Company or another Parent or Subsidiary, such employee shall be deemed to continue as an employee for purposes of this Plan.

         9. ADJUSTMENT OF SHARES; TERMINATION OF OPTIONS AND SARS.

                  (a) ADJUSTMENT OF SHARES. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalization, reorganizations or like events (as determined by the Plan Committee), an appropriate adjustment shall be made by the Plan Committee in the number of shares reserved under the Plan, in the number of shares set forth in
Section 4 hereof, in the number of shares and the option price per share specified in any stock option agreement, and in the number of SARs with respect to any unexercised shares. The determination of the Plan Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Plan Committee. The Plan Committee shall give prompt notice to all optionees of any adjustment pursuant to this Section.

                  (b) TERMINATION OF OPTIONS AND SARS ON MERGER, REORGANIZATION OR LIQUIDATION OF THE COMPANY. Notwithstanding anything to the contrary in this Plan, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation (as determined by the Plan Committee) or in the event of the liquidation or dissolution of the Company, all options and SARs granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution unless there is an agreement with respect thereto which expressly provides for the assumption of such options and SARs by the continuing or surviving corporation.

         10. SECURITIES LAW REQUIREMENTS. The Company's obligation to issue shares of its Stock upon exercise of an option or SAR is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

         11. TAX WITHHOLDING. As a condition to the exercise of an option or SAR or otherwise, the Company may require an optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of an option or SAR granted hereunder. At the discretion of the Plan Committee and upon the request of an optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the optionee upon the exercise of an option or SAR.

         12. AMENDMENT. The Board may amend the Plan at any time, except that without shareholder approval:

                  (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 9(a) hereof;

                  (b) The option price per share of Stock subject to incentive stock options may not be fixed at less than 100% of the Fair Market Value of a share of Stock on the date the option is granted;

                  (c) The maximum period of ten (10) years during which the options or SARs may be exercised may not be extended;

                  (d) The class of persons eligible to receive options or SARs under the Plan as set forth in Section 3 shall not be changed; and

                  (e) This Section 12 may not be amended in a manner that limits or reduces the amendments which require shareholder approval.

         13. EFFECTIVE DATE. The Plan shall be effective upon the date of its adoption by both the Board, and subject to the approval of the stockholders of the Company within the 12 month period following such adoption date.

         14. TERMINATION. The Plan shall terminate automatically as of the close of business on the day preceding the 10th anniversary date of its effectiveness or earlier by resolution of the Board, or upon consummation of any merger, consolidation or other reorganization in which the options granted hereunder terminate, all as described in Section 9(b) hereof. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

         15. STOCK OPTION AND SAR AGREEMENT. Each option and SAR granted under the Plan shall be evidenced by a written agreement executed by the Company and accepted by the optionee, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein, (ii) shall indicate whether an option is to be an incentive stock option or a nonqualified stock option, and if it is to be an incentive stock option, the stock option agreement shall contain terms and conditions permitting such option to qualify for treatment as an incentive stock option under Section 422 of the Code, (iii) may contain the agreement of the optionee to remain in the employ of, and/or to render services to, the Company or any Parent or Subsidiary for a period of time to be determined by the Plan Committee, and (iv) may contain such other terms and conditions as the Plan Committee deems desirable and which are not inconsistent with the Plan.

         16. NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any option or SAR granted hereunder shall confer upon any optionee any right to continue in the employ of CLCK or to continue to perform services for CLCK, or shall interfere with or restrict in any way the rights of CLCK to discharge or terminate any officer, director, employee, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

         17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         Executed and dated as of the date first written above at Abilene, Texas.


                                                    Columbia Capital Corp.



                                                    By:  /S/ Kenneth A. Klotz
                                                         -----------------------
                                                         Kenneth A. Klotz
                                                         Chief Executive Officer

                                    P R O X Y
                             COLUMBIA CAPITAL CORP.
             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
                      FOR AN ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD ON ,2000

         The undersigned stockholder appoints Olan Beard, as proxy with full power of substitution, to vote the shares of voting securities of Columbia Capital Corp. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of CNG Financial Corporation [4824 Socialville-Fostors Road], Mason, Ohio 45040 on _________,2000, at 9:00 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

         THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

         (1)      [ ]  FOR ALL NOMINEES LISTED HEREIN (EXCEPT AS MARKED UP TO
                       THE CONTRARY  BELOW).

                  [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW)

         KENNETH A. KLOTZ ALLEN L. DAVIS JARED DAVIS OLAN BEARD A. DAVID DAVIS ROBERT M. FELDMAN DONALD L. THONE ROLAND KOCH HARVEY A. WAGNER


         (2) To approve an amendment to the Company's Restated Certificate of Incorporation (a) increasing the number of authorized shares of Common Stock to 100,0000 and (b) changing the name of the Company to Finity Holdings, Inc.

                  [  ] FOR          [  ] AGAINST              [  ] ABSTAIN

         (3) To adopt the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan") and to reserve up to 4,000,000 shares of the Company's Common Stock for issuance under the 2000 Stock Option Plan.

                  [  ] FOR          [  ] AGAINST              [  ] ABSTAIN

         (4) To ratify the appointment of Davis Kinard & Co., P.C., Certified Public Accountants, as independent certified public accountants for the Company for the year ending December 31, 2000.

                  [  ] FOR          [  ] AGAINST              [  ] ABSTAIN

         PLEASE CHECK THE BOXES ABOVE AND ON THE REVERSE SIDE, SIGN, DATE AND RETURN THIS PROXY TO INTERWEST TRANSFER CO., INC., P.O. BOX 17136, SALT LAKE CITY, UTAH 84117, ATTN: PROXY SERVICES, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.

         In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.



DATED:__________________                    ____________________________________
                                            Signature



                                            ____________________________________
                                            Signature (if held jointly)



                                            ____________________________________
                                            Print Names



                                             (Please sign exactly as your name
                                             appears hereon. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title. If shares are
                                             jointly held, each holder must
                                             sign. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person).